ARTHUR
                          ANDERSEN

                 ARTHUR ANDERSEN & CO. S.C.



February 29, 1996                  Arthur Andersen LLP
                                   1345 Avenue of the Americas
                                   New York, NY 10105-0032


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



Gentlemen:

We have read Item 4 of Form 8-K dated February 12, 1996 of National Capital Management Corporation and are in agreement with the statements contained in paragraphs 4.(a). We have no basis to agree or disagree with other statements of the registrant contained therein.



                                      /s/ARTHUR ANDERSEN LLP